MERCHANTPARK COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                          (A Development Stage Company)

                        CONSOLIDATED FINANCIAL STATEMENTS

                      March 31, 2001 and December 31, 2000






                                 C O N T E N T S


Independent Auditors Report.............................................. 3

Consolidated Balance Sheets............................................... 4

Consolidated Statements of Operations..................................... 5

Consolidated Statements of Stockholders Equity (Deficit)................. 6

Consolidated Statements of Cash Flows..................................... 8

Notes to the Consolidated Financial Statements............................ 9








                          INDEPENDENT AUDITORS REPORT

Board of Directors
Merchantpark Communications, Inc. and Subsidiaries
(A Development Stage Company)
Vancouver, B.C.

We have audited the accompanying consolidated balance sheet of Merchantpark Communications, Inc. and Subsidiaries (a development stage company) as of March 31, 2001 and December 31, 2000 and the related consolidated statements of operations, stockholders equity (deficit) and cash flows for the three months ended March 31, 2001 and for the period ended December 31, 2000 and from inception on December 5, 2000 through March 31, 2001. These consolidated financial statements are the responsibility of the Companys management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Merchantpark Communications, Inc. and Subsidiaries (a development stage company) as of March 31, 2001 and December 31, 2000, and the consolidated results of their operations and their cash flows for the three months ended March 31, 2001 and for the period ended December 31, 2000 and from inception on December 5, 2000 through March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is a development stage company with no significant operating results since inception, raising substantial doubt about its ability to continue as a going concern. Managements plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/S/ HJ & Associates, LLC.
HJ & Associates, LLC
Salt Lake City, Utah
July 23, 2001


               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                           Consolidated Balance Sheets


                                                                ASSETS

                                                      March 31,     December 31,
                                                         2001           2000

CURRENT ASSETS

   Cash and cash equivalents                         $  78,120    $      99
   Prepaid expenses                                     34,425            -
   Total Current Assets                                 112,545           99


PROPERTY AND EQUIPMENT, NET (Notes 1 and 3)            371,882            -


TOTAL ASSETS                                         $ 484,427    $      99

                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

CURRENT LIABILITIES

   Accounts payable                                  $       -        5,000
   Loan from related party (Note 4)                      14,988            -

     Total Current Liabilities                           14,988        5,000

     Total Liabilities                                   14,988        5,000

COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS EQUITY (DEFICIT)

   Common stock: 50,000,000 shares authorized of
    $0.001 par value, 14,285,400 and 4,000,000 shares
    issued and outstanding,
       respectively                                      14,285        4,000
   Additional paid-in capital                           662,087            -
   Stock subscriptions
  Receivable (Note 5)                                   (34,634)           -
   Deficit accumulated during the
development stage                                      (172,299)      (8,901)

     Total Stockholders
quity (Deficit)                                         469,439       (4,901)

     TOTAL LIABILITIES AND
STOCKHOLDERS EQUITY
       (DEFICIT)                                      $ 484,427    $      99





               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                      Consolidated Statements of Operations


                                                                       From
                                        For the                     Inception on
                                      Three Months    For the        December 5,
                                        Ended       Period Ended   2000 Through
                                      March 31,       December 31,    March 31,
                                        2001            2000            2001

NET SALES                         $           -   $           -   $           -

EXPENSES

   Depreciation and amortization         30,590               -          30,590
   General and administrative           132,914           8,901         141,815

     Total Expenses                     163,504           8,901         172,405

LOSS BEFORE OTHER INCOME               (163,504)         (8,901)       (172,405)

OTHER INCOME

   Interest income                          106               -             106

     Total Other Income                     106               -             106

NET LOSS                           $     (163,398) $       (8,901) $   (172,299)

BASIC LOSS PER SHARE               $    (0.01)    $      (0.00)

WEIGHTED AVERAGE NUMBER OF
 SHARES OUTSTANDING                  11,652,328       4,000,000


               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            Consolidated Statement of Stockholders Equity (Deficit)



                                                                Additional
                                        Common Stock               Paid
                                                                  Capital
                                 Shares            Amount        (Deficit)

Balance, December 5, 2000
 (inception)                             -  $         -   $        -

Common stock issued to
 founders for cash at $0.001
 per share                       4,000,000        4,000            -

Net loss for the year ended
 December 31, 2000                       -            -            -

Balance, December 31, 2000       4,000,000        4,000            -
(8,901

Common stock issued in
 exchange for 100% of shares
 of Merchantpark.com             1,500,000        1,500       (1,500)

Common stock issued
 for cash at $0.01 per share     2,000,000        2,000       18,000

Common stock issued for
 services at $0.01 per share       100,000          100          900

Common stock issued for
 cash at $0.10 per share           285,000          285       28,215

Common stock issued for
 services at $0.10 per share       500,000          500       49,500

Common stock issued in
 exchange for 100% of shares
 of Caged Iron Technologies      2,000,000        2,000      100,472

Common stock issued for
 debt at $0.10 per share           459,000          459       45,441

Common stock issued for
 assets at $0.10 per share       3,000,000        3,000      297,000

Common stock issued for
 cash at $0.25 per share           304,000          304       75,696

Common stock issued for
 services at $0.25 per share        30,400           30        7,570

Balance Forward                 14,178,400   $   14,178   $  621,294







                                              Deficit
                                              Accumulated
                                     Stock    During the
                              Subscription    Development
                                Receivable    Stage

Balance, December 5, 2000
 (inception)                 $         -  $        -

Common stock issued to
 founders for cash at $0.001
 per share                             -           -

Net loss for the year ended
 December 31, 2000                     -      (8,901)

Balance, December 31, 2000             -
(8,901

Common stock issued in
 exchange for 100% of shares
 of Merchantpark.com                   -           -

Common stock issued
 for cash at $0.01 per share           -           -

Common stock issued for
 services at $0.01 per share           -           -

Common stock issued for
 cash at $0.10 per share               -           -

Common stock issued for
 services at $0.10 per share           -           -

Common stock issued in
 exchange for 100% of shares
 of Caged Iron Technologies            -           -

Common stock issued for
 debt at $0.10 per share               -           -

Common stock issued for
 assets at $0.10 per share             -           -

Common stock issued for
 cash at $0.25 per share         (17,500)          -

Common stock issued for
 services at $0.25 per share           -           -

Balance Forward               $    (17,500) $    (8,901)





               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
      Consolidated Statement of Stockholders Equity (Deficit) (Continued)


                                                              Additional
                                                                 Paid
                                        Common Stock           Capital

                             Shares             Amount        (Deficit)

Balance Forward                 14,178,400   $   14,178   $  621,294

Stock offering costs                     -            -       (7,600)

Common stock issued for
 cash at $0.50 per share            82,000           82       40,918

Common stock issued for
 services at $0.50 per share        25,000           25       12,475

Stock offering costs                     -            -       (5,000)

Net loss for the three months
 ended March 31, 2001                    -            -            -

Balance, March 31, 2001         14,285,400   $   14,285   $  662,087








                                                Deficit
                                                Accumulated
                                Stock          During the
                                Subscription   Development
                                Receivable     Stage


Balance Forward               $         -    $  (8,901)

Stock offering costs                    -            -

Common stock issued for
 cash at $0.50 per share          (17,134)           -

Common stock issued for
 services at $0.50 per share            -            -

Stock offering costs                    -            -

Net loss for the three months
 ended March 31, 2001                   -     (163,398)

Balance, March 31, 2001         (34,634) $    (172,299)





               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                      Consolidated Statements of Cash Flows

                                        For the                   Inception on
                                         Three Months     For the    December 5,
                                            Ended     Period Ended 2000 Through
                                          March 31,      December 31,  March 31,
                                            2001           2000          2001
CASH FLOWS FROM OPERATING ACTIVITIES

   Net loss                               $    (163,398)   $  (8,901) $(172,299)
   Adjustments to reconcile net
loss to net cash
    flows used by operating activities:
     Depreciation and
amortization                                     30,590            -      30,590
     Common stock issued
for services                                     71,100            -      71,100
   Changes in operating assets
and liabilities:
     (Increase) decrease in
prepaids and other assets                        11,475            -      11,475
     Increase (decrease) in
accounts payable                                 (5,000)       5,000           -

       Net Cash Flows (Used) by
Operating Activities                            (55,233)      (3,901)   (59,134)

CASH FLOWS FROM
 INVESTING ACTIVITIES                                 -            -           -

CASH FLOWS FROM
FINANCING ACTIVITIES

   Common stock issued f
or cash                                         165,500        4,000     169,500
   Stock offering costs                         (12,600)           -    (12,600)
   Stock subscription
receivable                                      (34,634)           -    (34,634)
   Proceeds from loans
rom related party                                14,988            -      14,988

       Net Cash Flows Provided by Financing
        Activities                              133,254        4,000     137,254

NET INCREASE IN CASH                             78,021           99      78,120

CASH AT BEGINNING OF PERIOD                          99            -           -

CASH AT END OF PERIOD                         $  78,120    $      99   $  78,120

CASH PAID DURING THE YEAR FOR:

   Interest                               $           -$           - $         -
   Income taxes                           $           -$           - $         -

NON-CASH TRANSACTIONS

   Common stock issued
for assets                                    $ 402,472$           -   $ 402,472
   Common stock issued
 services                                     $  71,100$           -   $  71,100
   Common stock issued
for prepaid expenses                          $  45,900$           -   $  45,900


                                                                  17

               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                      March 31, 2001 and December 31, 2000


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              a.  Organization

     The consolidated financial statements presented are those of Merchantpark Communications, Inc. and its wholly-owned subsidiaries (the Company).

     The Company has had limited activities since inception and is considered a development stage company because no significant revenues have been realized and planned principal operations have not yet commenced. The Company provides second-generation E-Business technologies to the small and medium enterprise markets.

     Merchantpark Communications, Inc. (MPCI) was incorporated on December 5, 2000 under the laws of the State of Nevada.

     On January 3, 2001, an agreement was authorized allowing the Company to exchange 1,500,000 shares of common stock for 100% of the outstanding common stock of Merchantpark.com, Inc. (MP.com). At the time of the agreement, MP.com was a start-up corporation with no operations and no assets. The acquisition was accounted for as a purchase. This agreement made MP.com a wholly-owned subsidiary of the Company.

     On January 30, 2001, MPCI acquired substantially all of the assets of Caged Iron Technologies, Inc. (CIT) in exchange for 2,000,000 shares of the Companys common stock. The acquisition was accounted for as a purchase between entities, with a common officer. The assets of CIT are recorded at their historical cost. CIT became a wholly-owned subsidiary of the Company.

              b.  Accounting Method

     The Companys consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

              c.  Cash and Cash Equivalents

     Cash  equivalents  include  short-term,   highly  liquid  investments  with
maturities of three months or less at the time of acquisition.

              d.  Basic and Diluted Loss per Share
                             For the
                          Three Months        For the
                              Ended         Period Ended
                           March 31,         December 31,
                             2001               2000

Loss (numerator)       $   (163,398) $        (8,901)

Shares (denominator)      11,652,328        4,000,000

Per share amount       $   (0.01) $            (0.00)


               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                      March 31, 2001 and December 31, 2000


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              d.  Basic and Diluted Loss per Share (Continued)

The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding during the period of the consolidated financial statements. Common stock equivalents have not been included in the calculation as their effect is antidilutive for the period presented.

              e.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              f.  Provision for Taxes

     At March 31, 2001, the Company had an accumulated deficit of $172,299 which includes net operating loss carryforwards that may be offset against future taxable income through 2021. No tax benefit has been reported in the consolidated financial statements as the Company believes there is a 50% or greater chance the net operating loss carryforwards will expire unused. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

     The income tax benefit differs from the amount computed at the federal statutory rates of approximately 38% as follows: For the Three Months For the Ended Period Ended March 31, December 31, 2001 2000

Income tax benefit at statutory rate   $ 62,091    $  3,382
Change in valuation allowance           (62,091)     (3,382)

                                  $           $           -

              Deferred tax assets (liabilities) are comprised of the following:

              Income tax benefit at statutory   $ 65,473 $  3,382
              Change in valuation allow          (65,473)  (3,382)

                                                $   -    $     -

               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                         (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                      March 31, 2001 and December 31,2000


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              f.  Provision for Taxes (Continued)

     Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in the future.

              g.  Property and Equipment

     Property and equipment are stated at cost. Expenditures for small tools, ordinary maintenance and repairs are charged to operations as incurred. Major additions and improvements are capitalized. Depreciation is computed using the straight-line method over estimated useful lives as follows:

Computer software                3 to 5 years
Websites                         3 to 5 years
Computer equipment               3 to 5 years
Office furniture and equipment   3 to 5 years

     Depreciation expense for the three months ended March 31, 2001 and for the period ended December 31, 2000 was $30,590 and $-0-, respectively.

              h.  Revenue Recognition

     The Company currently has no source of revenues. Revenue recognition policies will be determined when operations begin.

              i.  Long Lived Assets

     All long lived assets are evaluated for impairment per SFAS 121 whenever events or circumstances indicate that the recoverability of the carrying amount of an asset should be assessed. Any impairment in value is recognized as an expense in the period when the impairment occurs.

              j.  Changes in Accounting Principle

     The Company has adopted the provisions of FASB Statement No. 138 accounting for Certain Derivative Instruments and Hedging Activities, (an amendment of FASB Statement No. 133.) Because the Company had adopted the provisions of FASB Statement No. 133, prior to June 15, 2000, this statement is effective for all fiscal quarters beginning after June 15, 2000. The adoption of this principle had no material effect on the Companys consolidated financial statements.





               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                      March 31, 2001 and December 31, 2000


NOTE 1 -      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
              (Continued)

              j.  Changes in Accounting Principle (Continued)

     The Company has adopted the provisions of FASB Statement No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (a replacement of FASB Statement No. 125.) This statement provides accounting and reporting standard for transfers and servicing of financial assets and extinguishments of liabilities. Those standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, the transfer of financial assets, the Company recognized the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. This statement provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. This statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The adoption of this principle had no material effect on the Companys consolidated financial statements.

     The Company has adopted the provisions of FIN 44 Accounting for Certain Transactions Involving Stock Compensation (an interpretation of APB Opinion No. 25.) This interpretation is effective July 1, 2000. FIN 44 clarifies the application of Opinion No. 25 for only certain issues. It does not address any issues related to the application of the fair value method in Statement No. 123. Among other issues, FIN 44 clarifies the definition of employee for purposes of applying Opinion 25, the criteria for determining whether a plan qualifies as a noncompensatory plan, the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and accounting for an exchange of stock compensation awards in a business combination. The adoption of this principle had no material effect on the Companys consolidated financial statements.
              k.  Principles of Consolidation

The consolidated financial statements include those of Merchantpark Communications, Inc. (MPCI) and its wholly-owned subsidiaries, Caged Iron Technologies, Inc. (CIT) and Merchantpark.Com, Inc. (MP.Com). All significant intercompany accounts and transactions have been eliminated.


               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                      March 31, 2001 and December 31, 2000


NOTE 2 -      GOING CONCERN

The Companys consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses for the three months ended March 31, 2001 and for the period ended December 31, 2000 which has resulted in an accumulated deficit of $172,299 at March 31, 2001 and has no significant operations which raises substantial doubt about the Companys ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. It is the intent of the management to seek additional financing through new stock issuances and lines of credit. The Company plans to begin generating revenues through sales of dedicated servers and professional services that include consulting web design, system architecture and server management. The Company also plans to generate recurring monthly subscription based revenue when it launches its white label ASP platform.

NOTE 3 -      FIXED ASSETS

              Fixed assets consisted of the following:

                                   March 31,         December 31,
                                     2001               2000

Computer software                $ 200,000    $           -
Websites                            36,250                -
Computer equipment                  77,722                -
Office furniture and equipment      88,500                -
                                   402,472                -
Accumulated depreciation           (30,590)               -

                                 $ 371,882    $           -

     Total depreciation expense for the three months ended March 31, 2001 and for the period ended December 31, 2000 was $30,590 and $-0-, respectively.

NOTE 4 -      RELATED PARTY TRANSACTIONS

     Loans from shareholders are non-interest bearing and have no fixed terms of repayments. The total amount owed to shareholders at March 31, 2001 and December 31, 2000 was $14,988 and $-0-, respectively.



               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                 Notes to the Consolidated Financial Statements
                      March 31, 2001 and December 31, 2000


NOTE 5 -      STOCK SUBSCRIPTION RECEIVABLE

     Subscriptions for 118,400 shares at $0.25 and $0.50 per share have not been collected and, therefore, they are shown as a reduction of stockholders equity. Partial consideration has been received and the total receivable at March 31, 2001 and December 31, 2000 was $34,634 and $-0-, respectively.

NOTE 6 -      COMMITMENTS AND CONTINGENCIES

     In January 2001, the Company entered into a twelve-month lease for its office space. The Company issued 459,000 shares of common stock at $0.10 per share for prepayment of the twelve months of rent. Rent expense for the three months ended March 31, 2001 and for the period ended December 31, 2000 was $11,475 and $-0-, respectively.

NOTE 7 -      SUBSEQUENT EVENTS

     The Company has agreed to a reverse merger with Westnet Communications Group, Inc., a Nevada corporation. The merger consisted of an exchange of stock. The Company exchanged 100% of its issued and outstanding shares for 14,668,400 shares of common stock in Westnet Communications Group, Inc. Both corporations shall survive the exchange.

     The proforma financial statements have been prepared as though the merger between the two entities occurred March 31, 2001.


               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                       Consolidated Proforma Balance Sheet
                                 March 31, 2001
                                   (Unaudited)


                                     ASSETS

                                  Merchantpark        Westnet
                                  Communications,   Communications
                                       Inc.           Group, Inc.

CURRENT ASSETS

   Cash and cash equivalents         $  78,120    $   3,718
   Prepaid expenses                     34,425       30,000

     Total Current Assets              112,545       33,718

PROPERTY AND EQUIPMENT,
 NET                                   371,882            -

     TOTAL ASSETS                    $ 484,427    $  33,718


                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

CURRENT LIABILITIES

   Loan from related party          $   14,98$            -

     Total Current Liabilities          14,988            -

     Total Liabilities                  14,988            -

STOCKHOLDERS EQUITY (DEFICIT)

   Common stock: 25,000,000 shares
    authorized of $0.001 par value,
    18,168,400 shares issued and
    outstanding                         14,285        3,500
   Additional paid in capital          662,087       66,000
   Stock subscription receivable       (34,634)           -
   Accumulated deficit                (172,299)     (35,782)

     Total Stockholders Equity
       (Deficit)                       469,439       33,718

     TOTAL LIABILITIES AND
      STOCKHOLDERS EQUITY
      (DEFICIT)                      $ 484,427    $  33,718







                                                Proforma
                                                Adjustments
                                                Increase        Proforma
                                                (decrease)      COnsolidated

CURRENT ASSETS

   Cash and cash equivalents                    $       -    $  81,838
   Prepaid expenses                               (30,000)      34,425
     Total Current Assets                         (30,000)     116,263

PROPERTY AND EQUIPMENT,
 NET                                                    -      371,882

     TOTAL ASSETS                          $    (30,000) $     488,145


                  LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

CURRENT LIABILITIES

   Loan from related party                 $       -     $  14,988

     Total Current Liabilities                     -        14,988

     Total Liabilities                             -        14,988

STOCKHOLDERS EQUITY (DEFICIT)

   Common stock: 25,000,000 shares
    authorized of $0.001 par value,
    18,168,400 shares issued and
    outstanding                                   383       18,168
   Additional paid in capital                 (36,165)     691,922
   Stock subscription receivable                   -       (34,634)
   Accumulated deficit                          5,782     (202,299)

     Total Stockholders Equity
       (Deficit)                              (30,000)     473,157

     TOTAL LIABILITIES AND
      STOCKHOLDERS EQUITY
      (DEFICIT)                        $    (30,000) $     488,145





               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                  Consolidated Proforma Statement of Operations
                                December 31, 2000
                                   (Unaudited)

                          Merchantpark        Westnet
                        Communications,       Communications
                              Inc.            Group, Inc.

NET SALES                         $ -       $     -

EXPENSES

   General and administrative      8,901      23,008

     Total Expenses                8,901      23,008

LOSS BEFORE OTHER INCOME          (8,901)    (23,008)

OTHER INCOME

   Interest income                     -       1,726

     Total Other Income                -       1,726

NET LOSS                         $ (8,901) $ (21,282)



                                     Proforma
                                     Adjustments
                                     Increase      Proforma
                                     )Decrease)    Consolidated


NET SALES                          $       - $        -

EXPENSES

   General and administrative              -     31,909

     Total Expenses                        -     31,909

LOSS BEFORE OTHER INCOME                   -    (31,909)

OTHER INCOME

   Interest income                         -      1,726

     Total Other Income                    -      1,726

NET LOSS                        $          -   $(30,183)




               MERCHANTPARK COMMUNICATIONS, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
                  Consolidated Proforma Statement of Operations
                                 March 31, 2001
                                   (Unaudited)



                                  Merchantpark                     Westnet
                                  Communications,              Communications
                                     Inc.                       Group, Inc.

NET SALES                     $            -                  $            -

EXPENSES

   Depreciation and amortization      30,590                               -
   General and administrative        132,914                               -

     Total Expenses                  163,504                               -

LOSS BEFORE OTHER INCOME            (163,504)                              -

OTHER INCOME

   Interest income                       106                               -

     Total Other Income                  106                               -

NET LOSS                        $    (163,398)            $                -


              Proforma Adjustments

      1)  General and$30,000strative expense
      Prepaid expense                                        (30,000)

                                                     $           -

      To record estimated expenses for the reverse merger

      2)  Additional $36,165 capital
      Common stock                                              (383)
      Retained earnings (deficit)                            (35,782)
                                                      $           -

                    To record elimination entries for the reverse merger.







                                  Proforma
                                  Adjustments
                                  Increase       Proforma
                                  (Decreasez0    Consolidated


NET SALES                          $       -   $        -

EXPENSES

   Depreciation and amortization           -       30,590
   General and administrative         30,000      162,914

     Total Expenses                   30,000      193,504

LOSS BEFORE OTHER INCOME             (30,000)    (193,504)

OTHER INCOME

   Interest income                         -          106

     Total Other Income                    -          106

NET LOSS                      $    (30,000) $    (193,398)